EXHIBIT 32 .1

CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Steven Walin, Chief Executive Officer of GVI Security Solutions, Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C. 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(i) The Company's accompanying Annual Report on Form 10-KSB for the year ended December 31, 2005 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2006	By:	/s/ Steven Walin
Steven Walin, Chief Executive Officer